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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-17620) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 74                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 74                             [X]

                              VANGUARD WORLD FUND


        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 P.O. BOX 2600
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE

                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE

          on December 29, 1998 pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE FISCAL YEAR ENDED AUGUST 31, 1998, WITH THE COMMISSION ON NOVEMBER --, 1998.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              VANGUARD WORLD FUND


                             CROSS REFERENCE SHEET


 FORM N-1A
ITEM NUMBER                                                   LOCATION IN PROSPECTUS
-----------                                                   ----------------------
Item 1.      Front and Back Cover Pages.............  Front and Back Cover Pages
Item 2.      Risk/Return Summary: Investments,
             Risks,
             and Performance........................  Fund Profile
Item 3.      Risk/Return Summary: Fee Table.........  Fee Table
Item 4.      Investment Objectives, Principal
             Investment Strategies, and Related
             Risks..................................  A Word About Risk; Who Should Invest;
                                                      Primary Investment Strategies
Item 5.      Management's Discussion of Fund
             Performance............................  Herein incorporated by reference to
                                                      Registrant's Annual Report to
                                                      Shareholders dated August 31, 1998
                                                      filed with the Securities & Exchange
                                                      Commission's EDGAR system on --
Item 6.      Management, Organization, and Capital
             Structure..............................  The Fund and Vanguard; Investment
                                                      Adviser
Item 7.      Shareholder Information................  Share Price; Dividends, Capital Gains,
                                                      and Taxes; Investing with Vanguard
Item 8.      Distribution Arrangements..............  Not Applicable
Item 9.      Financial Highlights Information.......  Financial Highlights



 FORM N-1A                                                     LOCATION IN STATEMENT
ITEM NUMBER                                                  OF ADDITIONAL INFORMATION
-----------                                                  -------------------------
Item 10.     Cover Page and Table of Contents.......  Cover Page; Table of Contents
Item 11.     Fund History...........................  Description of the Trust
Item 12.     Description of the Fund and its
             Investments and Risks..................  Investment Policies; Description of the
                                                      Trust; and Fundamental Investment
                                                      Limitations
Item 13.     Management of the Fund.................  Management of the Trust
Item 14.     Control Persons and Principal Holders
             of Securities..........................  Management of the Trust
Item 15.     Investment Advisory and Other
             Services...............................  Investment Advisory Services
Item 16.     Brokerage Allocation and Other
             Practices..............................  Portfolio Transactions
Item 17.     Capital Stock and Other Securities.....  Description of the Trust
Item 18.     Purchase, Redemption, and Pricing of
             Shares.................................  Purchase of Shares; Redemption of
                                                      Shares; and Share Price
Item 19.     Taxation of the Fund...................  Description of the Trust; and
                                                      Dividends, Capital Gains and Taxes
Item 20.     Underwriters...........................  Not Applicable
Item 21.     Calculation of Performance Data........  Yield & Total Return
Item 22.     Financial Statements...................  Financial Statements

                                    VANGUARD
                                    U.S. GROWTH FUND
                                    Prospectus
                                    December 29, 1998

                            [VANGUARD SHIP GRAPHIC]

This prospectus contains
financial data for the
Fund through the
fiscal year ended
August 31, 1998.


[Vanguard Logo]

VANGUARD U.S. GROWTH FUND

A Growth Stock Mutual Fund

      CONTENTS

         1        FUND PROFILE
         3        ADDITIONAL INFORMATION
         3        A WORD ABOUT RISK
         3        WHO SHOULD INVEST
         4        PRIMARY INVESTMENT STRATEGIES
         6        THE FUND AND VANGUARD
         7        INVESTMENT ADVISER
         8        YEAR 2000 CHALLENGE
         8        DIVIDENDS, CAPITAL GAINS, AND TAXES
         9        SHARE PRICE
         10       FINANCIAL HIGHLIGHTS
         11       INVESTING WITH VANGUARD
         11       SERVICES AND ACCOUNT FEATURES
         12       TYPES OF ACCOUNTS
         12       BUYING SHARES
         14       REDEEMING SHARES
         16       TRANSFERRING REGISTRATION
         16       FUND AND ACCOUNT UPDATES
         GLOSSARY (INSIDE BACK COVER)

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard U.S. Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard U.S. Growth Fund.

INVESTMENT OBJECTIVE

The Fund is a stock fund that seeks to provide long-term capital growth.

INVESTMENT STRATEGIES

The Fund invests in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Fund chooses companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS. The Fund is also subject to:

- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from other asset classes or the overall stock market.

- Concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

         AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in Vanguard U.S. Growth Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
[Include Fund's year-to-date return information as of the end of the most recent quarter.]
--------------------------------------------------------------------------------

         During the period shown in the bar chart, the highest return for a calendar quarter was X % (quarter ending _____________ ) and the lowest return for a quarter was X % (quarter ending ______________).

2

--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                             1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund                      X %      X %      X %
S&P 500 Index                                  X        X        X
--------------------------------------------------------------------------------


                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund's expense ratio in fiscal year 1998 was X %, or $ X per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1998 of X %, or $ X per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases:                      None
Sales Charge (Load) Imposed on Reinvested Dividends:           None
Redemption Fees:                                               None
Exchange Fees:                                                 None

         The expenses shown in the following table are based upon those incurred in the fiscal year ended August 31, 1998.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management and Administrative Expenses:              X %
Investment Advisory Expenses:                        X %
12b-1 Distribution Fees:                             None
Other Expenses (Marketing, Taxes, Auditing, etc.):   X %
         TOTAL OPERATING EXPENSES (EXPENSE RATIO):   X %

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
         1 YEAR             3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
         $ X                 $ X               $ X                $ X
--------------------------------------------------------------------------------

         THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER

Lincoln Capital Management Company, Chicago, Ill., since 19__

INCEPTION DATE

January 6, 1959

NET ASSETS AS OF AUGUST 31, 1998
$ X  billion

SUITABLE FOR IRAS

Yes

MINIMUM INITIAL INVESTMENT

$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION

USGro

VANGUARD FUND NUMBER

023

CUSIP NUMBER

921910105

TICKER SYMBOL

VWUSX

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard U.S. Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard U.S. Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

         Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a growth stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

-    You are seeking growth of capital over the long term--at least five years.

-    You are not looking for current income.

-    You characterize your investment temperament as "relatively aggressive."

- You are seeking a fund that emphasizes companies with established records of growth.

                                PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

         THE VANGUARD FUNDS DO NOT PERMIT MARKET TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

         The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-    The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth in capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, investment style risk, concentration risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a market value of less than $1 billion.


MARKET EXPOSURE

The Fund's primary strategy is to invest chiefly in the common stocks of large-capitalization companies that offer favorable prospects for capital growth but that produce little current income. The Fund may also invest in securities that are convertible to common stocks.

 [FLAG     THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
GRAPHIC] STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                                PLAIN TALK ABOUT

                              FUND DIVERSIFICATION
                               AND CONCENTRATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets concentrated in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.
--------------------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-1997)
--------------------------------------------------------------------------------

                  1 YEAR      5 YEARS     10 YEARS    20 YEARS
--------------------------------------------------------------------------------
Best               53.9%       23.9%       20.1%       16.9%
Worst             -43.3       -12.5        -0.9         3.1
Average            13.0        10.5        10.9        10.9
--------------------------------------------------------------------------------

         The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.5%, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

         Finally, because Vanguard U.S. Growth Fund's holdings are not identical to the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

 [FLAG     THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE
GRAPHIC] POSSIBILITY THAT RETURNS FROM LARGE CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Lincoln Capital Management Company ("Lincoln"), adviser to the Fund, selects common stocks of large, seasoned U.S. companies that have past records of growth and, in Lincoln's opinion, have above-average prospects for continued growth and are selling at attractive prices. Such companies tend to have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions. Lincoln seeks to identify stocks that sell at attractive prices in relation to their growth potential.

 [FLAG     BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN
GRAPHIC] LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO CONCENTRATION RISK, WHICH IS THE POSSIBILITY THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

       As of August 31, 1998, the Fund had invested o % of total net assets in its top ten holdings.

       The Fund is run by Lincoln according to traditional methods of active investment management. This means that securities are bought and sold according to Lincoln's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.

       The Fund is generally managed without regard to tax ramifications.

 [FLAG     THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT
GRAPHIC]   THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

6

                                PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 80%.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about X%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

                                PLAIN TALK ABOUT
                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

         Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

         The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures and options can sometimes be substantial--in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

         The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

         The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than X investment companies with more than X distinct investment portfolios holding assets worth more than $X billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

                                                                               7
                                PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Lincoln Capital Management Company is an investment advisory firm founded in 1967. As of August 31, 1998, Lincoln managed more than $46 billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of Lincoln's strategy for Vanguard U.S. Growth Fund are:

         J. PARKER HALL III, Chief Executive Officer and Managing Director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; B.A., Swarthmore College; M.B.A., Harvard Business School.

         DAVID M. FOWLER, Executive Vice President and Managing Director of Lincoln; has worked in investment management since 1972; with Lincoln since 1984; B.S., Loyola University; M.B.A., Northwestern University.


INVESTMENT ADVISER

The Fund employs Lincoln Capital Management Company, 200 South Wacker
Drive, Chicago, IL 60606, as its investment adviser. Lincoln manages the Fund subject to the control of the Trustees and officers of the Fund.

         Lincoln's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

         For the year ended August 31, 1998, the investment advisory fee paid to Lincoln was $ X million, which represented an effective annual rate of X % of the Fund's average net assets.

         The Fund has authorized Lincoln to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

         In the interest of obtaining better execution of a transaction, Lincoln may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Lincoln is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Lincoln or the Fund. Also, the Fund may direct Lincoln to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Lincoln will not pay higher commissions specifically for the purpose of obtaining research services.

         The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Lincoln or as an additional adviser. However, no such change would be made before giving shareholders notice in writing.

8

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

         The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

         In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.

         However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of its holdings. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions may be taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

         Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by the Fund are usually taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

     The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You should consult your tax adviser about the tax consequences of an investment in the Fund.


                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                           TOTAL ASSETS   -   LIABILITIES
NET ASSET VALUE =          ------------------------------
                           NUMBER OF SHARES OUTSTANDING

         Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

         A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

          The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is USGRO.

10

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $27.74 per share. During the year, the Fund earned $ X per share from investment income (interest and dividends) and $ X per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

         Of those total earnings of $ X per share, $ X per share was returned to shareholders in the form of dividend and capital gains distributions.

         The earnings ($ X per share) minus the distributions ($ X per share) resulted in a share price of $ X at the end of the year. This was an increase of $ X per share (from $27.74 at the beginning of the year to $ X at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was X % for the year.

         As of August 31, 1998, the Fund had $ X billion in net assets; an expense ratio of X % ($ X per $1,000 of net assets); and net investment income amounting to X % of its average net assets. It sold and replaced securities valued at X % of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

----------------------------------------------------------------------------------------------------------------
                                                                        U.S. GROWTH PORTFOLIO
                                                                           YEAR ENDED AUGUST 31,
                                                         -------------------------------------------------------
                                                         1998        1997        1996         1995        1994
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                       X       $   22.62   $   18.83    $   15.52   $   14.71
                                                        -------  ---------   ---------    ---------   ---------
INVESTMENT OPERATIONS
         Net Investment Income                           X             .27         .26          .25         .20
         Net Realized and Unrealized Gain (Loss)
                  on Investments                         X            6.73        4.39         3.24         .82
                                                        -------  ---------   ---------    ---------   ---------
                  Total from Investment Operations       X            7.00        4.65         3.49        1.02
                                                        -------  ---------   ---------    ---------   ---------
DISTRIBUTIONS

         Dividends from Net Investment Income            X            (.26)       (.29)        (.18)       (.21)
         Distributions from Realized Capital Gains       X           (1.62)       (.57)          --          --
                  Total Distributions                    X           (1.88)       (.86)        (.18)       (.21)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             X       $   27.74   $   22.62    $   18.83   $   15.52
================================================================================================================

TOTAL RETURN                                             X           32.50%      25.28%       22.75%       6.98%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)              X       $   7,445   $   4,544    $   2,989   $   1,963
         Ratio of Total Expenses to
                  Average Net Assets                     X            0.42%       0.43%        0.47%       0.52%
         Ratio of Net Investment Income to
                  Average Net Assets                     X            1.13%       1.32%        1.59%       1.30%
         Turnover Rate                                   X              35%         44%          32%         47%
----------------------------------------------------------------------------------------------------------------

         From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD DIRECT DEPOSIT SERVICE(TM)[BOOK GRAPHIC]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM)[BOOK GRAPHIC]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOK GRAPHIC]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOK GRAPHIC]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 [BOOK GRAPHIC]

Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(R) www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-    open a new account*

-    buy, sell or exchange shares of most funds

-    change your name/address

- add/change fund options (including dividend options, Vanguard Fund Express(R), bank instructions, checkwriting, and Vanguard Automatic Exchange Service(TM))

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335

Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT:1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738

Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102

Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

12

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOK GRAPHIC]

Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOK GRAPHIC]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOK GRAPHIC]

Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------
BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard or its appointed agent receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO ...

open a new account
$3,000 (regular account); $1,000 (Traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO . . .  [ENVELOPE GRAPHIC]

open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-23

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

                                                                              13
For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------
BY TELEPHONE TO . . . [TELEPHONE GRAPHIC]

open a new account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

add to an existing account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard U.S. Growth Fund--23
[Account number, or temporary number for a new account]
[Registered account owner]
[Registered address]
--------------------------------------------------------------------------------
         You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

         Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

14

REDEEMING SHARES

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

          We reserve the right to refuse a telephone redemption if the caller is unable to provide:

     [CHECK BOX] The ten-digit account number.

     [CHECK BOX] The name and address exactly as registered on the account.

     [CHECK BOX] The primary Social Security or employer identification number as registered on the account.

     Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

HOW TO SELL SHARES

You can withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. Proceeds of wire redemptions are sent to your bank one business day after Vanguard or its appointed agent receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

         Good order means that the request includes:

     [CHECK BOX] Fund name and account number.

     [CHECK BOX] Amount of the transaction (in dollars or shares).

     [CHECK BOX] Signatures of all owners exactly as registered on the account.

     [CHECK BOX] Signature guarantees (if required).

     [CHECK BOX] Any supporting legal documentation that may be required.

     [CHECK BOX] Any certificates you are holding for the account.

         Sale or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone with a confirmation number assigned.
--------------------------------------------------------------------------------
NOTE: Some written requests (such as those requesting that redemptions be paid to a different payee or address than that of the account owner) require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Because excessive exchanges can disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus.
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES BY MAIL [ENVELOPE GRAPHIC]

All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

Vanguard Retirement Accounts:

For information on how to request distributions from:

-    Traditional IRAs and Roth IRAs--call Client Services.

- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES BY TELEPHONE [GRAPHIC OF TELEPHONE]

All Account Types Except Retirement:

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:

You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account               Client Services

1-800-662-6273                      1-800-662-2739
--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES ONLINE [GRAPHIC OF COMPUTER]

ACCESS VANGUARD www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

         NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, AND VANGUARD GROWTH AND INCOME FUND. If you sell shares of these funds online, you will receive a redemption check at your address of record. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts.
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

         If a shareholder redeems more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, the shareholder may incur brokerage commissions if the shareholder elects to sell the securities for cash.
--------------------------------------------------------------------------------

16

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:

The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815
--------------------------------------------------------------------------------
FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.

         To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------
CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOK GRAPHIC]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS

Mailed in October and April for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS

Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison to such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                     [THE VANGUARD GROUP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION

If you'd like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT

P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB
www.vanguard.com

E-Mail:
online@vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-1027

(C) 1998 Vanguard Marketing Corporation, Distributor. All rights reserved.

P023N-12/29/1998

                                              VANGUARD
                                              U.S. GROWTH FUND

                                              Participant Prospectus
                                              December 29, 1998



This prospectus contains
financial data for the
Fund through the
fiscal year ended
August 31, 1998.



                                              [THE VANGUARD GROUP SHIP LOGO]

VANGUARD U.S. GROWTH FUND
A Growth Stock Mutual Fund

     CONTENTS

 1  FUND PROFILE

 3  ADDITIONAL INFORMATION

 3  A WORD ABOUT RISK

 3  WHO SHOULD INVEST

 4  PRIMARY INVESTMENT STRATEGIES

 6  THE FUND AND VANGUARD

 7  INVESTMENT ADVISER

 8  YEAR 2000 CHALLENGE

 8  DIVIDENDS, CAPITAL GAINS, AND TAXES

 8  SHARE PRICE

 9  FINANCIAL HIGHLIGHTS

10  INVESTING WITH VANGUARD

10  ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)

WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard U.S. Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

IMPORTANT NOTE
This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard U.S. Growth Fund.

INVESTMENT OBJECTIVE
The Fund is a stock fund that seeks to provide long-term capital growth.

INVESTMENT STRATEGIES
The Fund invests in large-capitalization stocks of high-quality, seasoned U.S. companies with records of superior growth. The Fund chooses companies with strong positions in their markets, reasonable financial strength, and low sensitivity to changing economic conditions.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS. The Fund is also subject to:
- Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from other asset classes or the overall stock market.
- Concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

    AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in Vanguard U.S. Growth Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS


[Include Fund's year-to-date return information as of the end of the most recent quarter.]


    During the period shown in the bar chart, the highest return for a calendar quarter was X % (quarter ending _____________ ) and the lowest return for a quarter was - X % (quarter ending _____________ ).

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard U.S. Growth Fund's expense ratio in fiscal year 1998 was X %, or $ X per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1998 of X %, or $ X per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1997

                                                  1 YEAR    5 YEARS   10 YEARS
         Vanguard U.S. Growth Fund                  X %       X %        X %
         S&P 500 Index                              X         X          X

FEES AND EXPENSES
The following tables describe the fees and expenses you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                     None
Sales Charge (Load) Imposed on Reinvested Dividends:          None
Redemption Fees:                                              None
Exchange Fees:                                                None

    The expenses shown in the following table are based upon those incurred in the fiscal year ended August 31, 1998.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management and Administrative Expenses:                              X %
Investment Advisory Expenses:                                        X %
12b-1 Distribution Fees:                                           None
Other Expenses (Marketing, Taxes, Auditing, etc.):                   X %
    TOTAL OPERATING EXPENSES (EXPENSE RATIO):                        X %

    The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

               1 YEAR        3 YEARS      5 YEARS      10 YEARS
                 $ X           $ X          $ X           $ X

    THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Lincoln Capital Management Company, Chicago, Ill., since 19__

INCEPTION DATE
January 6, 1959

NET ASSETS AS OF AUGUST 31, 1998
$ X billion

NEWSPAPER ABBREVIATION
USGro

VANGUARD FUND NUMBER
023

CUSIP NUMBER
921910105

TICKER SYMBOL
VWUSX

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard U.S. Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard U.S. Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.
    Look for this [flag art] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add a growth stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
-   You are seeking growth of capital over the long term -- at least five years.
-   You are not looking for current income.
-   You characterize your investment temperament as "relatively aggressive."
- You are seeking a fund that emphasizes companies with established records of growth.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a market value of less than $1 billion.

    The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit on the number of times you can exchange into or out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-   The Fund reserves the right to stop offering shares at any time.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth in capital. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, investment style risk, concentration risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE
The Fund's primary strategy is to invest chiefly in the common stocks of large-capitalization companies that offer favorable prospects for capital growth but that produce little current income. The Fund may also invest in securities that are convertible to common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                                PLAIN TALK ABOUT
                              FUND DIVERSIFICATION
                                AND CONCENTRATION

In general, the more diversified a fund's stock holdings, the less likely it is that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of its assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 30% of its assets concentrated in its ten largest holdings, while some less-diversified funds have more than 50% of their assets invested in the stocks of just ten companies.

                      U.S. STOCK MARKET RETURNS (1926-1997)
                     1 YEAR    5 YEARS   10 YEARS    20 YEARS
Best                  53.9%      23.9%     20.1%       16.9%
Worst                -43.3      -12.5      -0.9         3.1
Average               13.0       10.5      10.9        10.9

    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. You can see, for example, that while the average return on stocks for all of the 5-year periods was 10.5%, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

    Finally, because Vanguard U.S. Growth Fund's holdings are not identical to the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM LARGE CAPITALIZATION GROWTH STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, LARGE-CAPITALIZATION GROWTH STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION
Lincoln Capital Management Company ("Lincoln"), adviser to the Fund, selects common stocks of large, seasoned U.S. companies that have past records of growth and, in Lincoln's opinion, have above-average prospects for continued growth and are selling at attractive prices. Such companies tend to have strong positions in their markets, reasonable financial strength, and relatively low sensitivity to changing economic conditions. Lincoln seeks to identify stocks that sell at attractive prices in relation to their growth potential.

[FLAG] BECAUSE THE FUND INVESTS A HIGHER PERCENTAGE OF ASSETS IN ITS TEN LARGEST HOLDINGS THAN THE AVERAGE STOCK FUND DOES, THE FUND IS SUBJECT TO CONCENTRATION RISK, WHICH IS THE POSSIBILITY THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW STOCKS.

    As of August 31, 1998, the Fund had invested X% of total net assets in its top ten holdings.
     The Fund is run by Lincoln according to traditional methods of active investment management. This means that securities are bought and sold according to Lincoln's judgments about companies and their financial prospects, within the context of the stock market and the economy in general.
    The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 80%.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about X%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks of growth companies, the Fund may make certain other kinds of investments to achieve its objective.

    Although the Fund typically does not make significant investments in securities of companies based outside the United States, it reserves the right to invest up to 20% of its assets in foreign securities. These securities may be traded in U.S. or foreign markets. To the extent that it owns foreign stocks, the Fund is subject to (1) country risk, which is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money; and (2) currency risk, which is the possibility that Americans investing abroad could lose money because of a rise in the value of the U.S. dollar versus foreign currencies.

    The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures and options can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

    The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

    The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit --that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than X investment
companies with more than   distinct investment portfolios holding assets worth
more than $ X billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Lincoln Capital Management Company is an investment advisory firm founded in 1967. As of August 31, 1998, Lincoln managed more than $46 billion in assets. It provides investment counseling services to a limited number of clients, most of which are institutional clients such as pension funds. The managers responsible for overseeing the implementation of Lincoln's strategy for Vanguard U.S. Growth Fund are:

    J. PARKER HALL III, Chief Executive Officer and Managing Director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; B.A., Swarthmore College; M.B.A., Harvard Business School.

    DAVID M. FOWLER, Executive Vice President and Managing Director of Lincoln; has worked in investment management since 1972; with Lincoln since 1984; B.S., Loyola University; M.B.A., Northwestern University.

    Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER

The Fund employs Lincoln Capital Management Company, 200 South Wacker Drive, Chicago, IL 60606, as its investment adviser. Lincoln manages the Fund subject to the control of the Trustees and officers of the Fund.

    Lincoln's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

    For the year ended August 31, 1998, the investment advisory fee paid to Lincoln was $ X million, which represented an effective annual rate of X % of the Fund's average net assets.

    The Fund has authorized Lincoln to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

    In the interest of obtaining better execution of a transaction, Lincoln may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Lincoln is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Lincoln or the Fund. Also, the Fund may direct Lincoln to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Lincoln will not pay higher commissions specifically for the purpose of obtaining research services.

    The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Lincoln or as an additional adviser. However, no such change would be made before giving shareholders notice in writing.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

    The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

    In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.

    However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

    Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                         TOTAL ASSETS   -   LIABILITIES
                NET ASSET VALUE =      ----------------------------------
                                          NUMBER OF SHARES OUTSTANDING

    Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $27.74 per share.
During the year, the Fund earned $ X   per share from investment income
(interest and dividends) and $ X   per share from investments that had
appreciated in value or that were sold for higher prices than the Fund paid for them.

    Of those total earnings of $   X    per share, $   X    per share was
returned to shareholders in the form of dividend and capital gains distributions.

    The earnings ($ X   per share) minus the distributions ($ X   per share)
resulted in a share price of $ X   at the end of the year. This was an increase
of $ X   per share (from $27.74 at the beginning of the year to $ X   at the end
of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was X% for the year.

    As of August 31, 1998, the Fund had $ X   billion in net assets; an expense
ratio of  X% ($ X   per $1,000 of net assets); and net investment income
amounting to X % of its average net assets. It sold and replaced securities valued at X% of its net assets.

    A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

    The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is USGRO.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report along with the Fund's financial statements is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                        U.S. GROWTH PORTFOLIO
                                                        YEAR ENDED AUGUST 31,
                                             1998      1997         1996      1995      1994
NET ASSET VALUE, BEGINNING OF YEAR             X      $22.62       $18.83    $15.52    $14.71
                                             ------   ------       ------    ------    ------
INVESTMENT OPERATIONS
  Net Investment Income                        X         .27          .26       .25       .20
  Net Realized and Unrealized Gain (Loss)
   on Investments                              X        6.73         4.39      3.24       .82
                                             ------   ------       ------    ------    ------
   Total from Investment Operations            X        7.00         4.65      3.49      1.02
                                             ------   ------       ------    ------    ------
DISTRIBUTIONS
  Dividends from Net Investment Income         X        (.26)        (.29)     (.18)     (.21)
  Distributions from Realized Capital Gains    X       (1.62)        (.57)       --        --
                                             ------   ------       ------    ------    ------
   Total Distributions                         X       (1.88)        (.86)     (.18)    (.21)
                                             ------   ------       ------    ------    ------
NET ASSET VALUE, END OF YEAR                   X      $27.74       $22.62    $18.83   $15.52

TOTAL RETURN                                   X       32.50%       25.28%    22.75%    6.98%
                                             ======   ======       ======    ======    ======

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)           X      $7,445       $4,544    $2,989   $1,963
  Ratio of Total Expenses to
   Average Net Assets                          X        0.42%        0.43%     0.47%    0.52%
  Ratio of Net Investment Income to
   Average Net Assets                          X        1.13%        1.32%     1.59%    1.30%
  Turnover Rate                                X          35%          44%       32%      47%

    From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

    Before making an exchange to another Vanguard fund available in your plan, consider the following:
- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison to such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP SHIP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard U.S. Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB
www.vanguard.com

E-Mail:
online@vanguard.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-1027

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

I023N - 12/29/1998

                            [VANGUARD SHIP GRAPHIC]

VANGUARD
INTERNATIONAL
GROWTH FUND

Prospectus
December 29, 1998

This prospectus contains
financial data for the
Fund through the
fiscal year ended
August 31, 1998.

[Vanguard Logo]

VANGUARD INTERNATIONAL GROWTH FUND
An International Stock Mutual Fund

CONTENTS

1        FUND PROFILE
2        ADDITIONAL INFORMATION
3        A WORD ABOUT RISK
3        WHO SHOULD INVEST
3        PRIMARY INVESTMENT STRATEGIES
6        THE FUND AND VANGUARD
7        INVESTMENT ADVISER
7        YEAR 2000 CHALLENGE
8        DIVIDENDS, CAPITAL GAINS, AND TAXES
8        SHARE PRICE
9        FINANCIAL HIGHLIGHTS
11       INVESTING WITH VANGUARD
11       SERVICES AND ACCOUNT FEATURES
12       TYPES OF ACCOUNTS
12       BUYING SHARES
14       REDEEMING SHARES
16       TRANSFERRING REGISTRATION
16       FUND AND ACCOUNT UPDATES
         GLOSSARY (INSIDE BACK COVER)

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard International Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard International Growth Fund.

INVESTMENT OBJECTIVE

The Fund is an international stock fund that seeks to provide long-term capital growth.

INVESTMENT STRATEGIES

The Fund invests in the stocks of seasoned companies located outside the United States. In selecting stocks, the Fund evaluates foreign markets around the world, choosing companies in those markets with above-average growth potential.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS. In addition to facing the same risks as U.S. stock funds, the Fund is subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters) and currency risk (the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies).

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in Vanguard International Growth Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

------------------------------------------------------------------------------
                              Annual Total Returns
------------------------------------------------------------------------------








-------------------------------------------------------------------------------
            [Include Fund's year-to-date return information as of the
                        end of the most recent quarter.]
-------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was X% (quarter ending _____________ ) and the lowest return for a quarter was X% (quarter ending _____________ ).

-------------------------------------------------------------------------------
         Average Annual Total Returns For Years Ended December 31, 1997
-------------------------------------------------------------------------------
                                                 1 Year    5 Years  10 Years
-------------------------------------------------------------------------------
 Vanguard International Growth Fund               X%          X%       X%
 MSCI EAFE Index*                                 X           X        X
-------------------------------------------------------------------------------
   *Morgan Stanley Capital International Europe, Australasia, Far East Index.
-------------------------------------------------------------------------------

2

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES

  All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund's expense ratio in fiscal year 1998
was X%, or $X   per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1998 of X%, or $X per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                                   None
Sales Charge (Load) Imposed on Reinvested Dividends:                        None
Redemption Fees:                                                            None
Exchange Fees:                                                              None

   The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1998.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)

Management and Administrative Expenses:                                      X %
Investment Advisory Expenses:                                                X %
12b-1 Distribution Fees:                                                    None
Other Expenses (Marketing, Taxes, Auditing, etc.):                           X %
  TOTAL OPERATING EXPENSES (EXPENSE RATIO):                                  X %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
 1 Year        3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
  $ X           $ X          $ X           $ X
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Paid annually in December

INVESTMENT ADVISER

Schroder Capital Management International, London,
England, since 1981

INCEPTION DATE

September 30, 1981

NET ASSETS AS OF AUGUST 31, 1998

$ X billion

SUITABLE FOR IRAS

Yes.

MINIMUM INITIAL INVESTMENT

$3,000, $1,000 for IRAs and custodian accounts for minors

NEWSPAPER ABBREVIATION

IntlGr

VANGUARD FUND NUMBER

081

CUSIP NUMBER

921910204

TICKER SYMBOL

VWIGX

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard International Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add an international stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

-  You are seeking growth of capital over the long term--at least five years.

-  You are not looking for current income.

-  You characterize your investment temperament as "relatively aggressive."

   THE VANGUARD FUNDS DO NOT PERMIT MARKET TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

   The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit to the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains how the investment adviser implements the Fund's strategy to achieve the objective of long-term growth in capital. It also explains several important risks--market risk, currency risk, country risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and in the interest of shareholders may change the investment strategies.

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

4


                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who prefer a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

MARKET EXPOSURE

The Fund's primary strategy is to invest in the stocks of non-U.S. companies with above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remaining third may be invested in companies that pursue shorter-term opportunities.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.

 [FLAG    THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT
GRAPHIC] STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS.
         STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS
         RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


--------------------------------------------------------------------------------
                 INTERNATIONAL STOCK MARKET RETURNS (1969-1997)
--------------------------------------------------------------------------------
                      1 YEAR      5 YEARS     10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                    X           X            X            X
Worst                   X           X            X            X
Average                 X           X            X            X
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of X %, compared to X % for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Index) during the same time frame. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

   Keep in mind, too, that because Vanguard International Growth Fund's holdings are not identical to the MSCI EAFE Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

 [FLAG   THE FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY
GRAPHIC] THAT A STRONGER U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS
         INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST ANOTHER COUNTRY'S CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A WEAKER U.S. DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

SECURITY SELECTION

Schroder Capital Management International ("Schroder"), adviser to the Fund, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroder continually evaluates financial markets around the world--including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, Malaysia, and Italy--and identifies those countries with, in the adviser's opinion, the most favorable business climates.

 [FLAG   THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT
GRAPHIC] POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS
         (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   Once an attractive market has been identified, Schroder analyzes the companies there and ranks them according to their potential for above-average earnings growth. Schroder considers on-site evaluations a vital part of the security selection process, and members of its team therefore visit more than 6,000 companies in more than 20 countries each year. The companies chosen by Schroder reflect a wide variety of countries and industries.

   The Fund is run by Schroder according to traditional methods of active investment management, which means securities are bought and sold according to Schroder's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.

   The Fund is generally managed without regard to tax ramifications.

 [FLAG   THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE
GRAPHIC] ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about X %. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)


                                PLAIN TALK ABOUT

                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all international stock funds is approximately X %.

6

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may follow a number of investment policies to achieve its objective.

   The Fund may enter into forward foreign currency contracts, which help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. Schroder will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures and options can sometimes be substantial--in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

   The Fund may, from time to time, take temporary defensive measures--such as holding cash reserves without limit--that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than X investment companies with more than X distinct investment portfolios holding assets worth more than $X billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

INVESTMENT ADVISER
                                                                               7

The Fund employs Schroder Capital Management International ("Schroder"), 31 Gresham Street, London, England EC2V 7QA, as its investment adviser. Schroder manages the Fund subject to the control of the Trustees and officers of the Fund.

   Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates multiplied by the Fund's average month-end assets for each quarter.

   For the year ended August 31, 1998, the investment advisory fee paid to Schroder was $ X million, which represented an effective annual rate of X% of the Fund's average net assets.

   In addition, Schroder's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared to the cumulative total return of the MSCI EAFE Index over the same period. This index is a widely-used barometer of European and Pacific stock market activity.

   The Fund has authorized Schroder to choose brokers or dealers to handle the purchase and sale of securities, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, Schroder may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Schroder is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Schroder or the Fund. Also, the Fund may direct Schroder to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Schroder will not pay higher commissions specifically for the purpose of obtaining research services.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Schroder or as an additional adviser. However, no such change would be made before giving shareholders notice in writing.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Schroder Capital Management International ("Schroder") is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of August 31, 1998, the Group managed more than $150 billion in assets. The manager responsible for overseeing Schroder's strategy for Vanguard International Growth Fund is:

   RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder; with Schroder since 1968; educated at the Sorbonne, France; M.A., Cambridge University, England.

8

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

DIVIDENDS, CAPITAL GAINS, AND TAXES

In either case, these distributions may be taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.

   Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

- The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes.

- Any distributions of net long-term capital gains by the Fund are usually taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You should consult your tax adviser about the tax consequences of an investment in the Fund.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                             TOTAL ASSETS   -   LIABILITIES
    NET ASSET VALUE    =     ------------------------------
                              NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is IntlGr.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

----------------------------------------------------------------------------------------------------------
                                                             INTERNATIONAL GROWTH FUND
                                                                YEAR ENDED AUGUST 31,
                                           ---------------------------------------------------------------

                                           1998        1997            1996            1995           1994
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          X     $   16.13       $   14.70       $   14.36      $   12.02
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                     X           .19             .19             .20            .14
  Net Realized and Unrealized Gain (Loss)
   on Investments                           X          2.28            1.65             .32           2.31
   Total from Investment Operations         X          2.47            1.84             .52           2.45
DISTRIBUTIONS
  Dividends from Net Investment Income      X          (.19)           (.20)           (.18)          (.11)
  from Realized Capital Gains               X          (.55)           (.21)             X              X
   Total Distributions                      X          (.74)           (.41)           (.18)          (.11)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                X     $   17.86       $   16.13       $   14.70      $   14.36
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                X         15.84%          12.72%           3.76        %20.44%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)        X     $   7,089       $   4,997       $   3,354      $   2,989
  Ratio of Total Expenses to
   Average Net Assets                       X          0.57%           0.56%           0.59%          0.46%
  Ratio of Net Investment Income to
   Average Net Assets                       X          1.26%           1.35%           1.53%          1.37%
  Turnover Rate                             X            22%             22%             31%            28%
----------------------------------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $17.86 per share. During the year, the Fund earned $ X per share from investment income (interest and dividends) and $ X per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

       Of those total earnings of $ X per share, $ X per share was returned to shareholders in the form of dividend and capital gains distributions.

   The earnings ($ X per share) minus the distributions ($ X per share) resulted in a share price of $ X at the end of the year. This was an increase of $ X per share (from $17.86 at the beginning of the year to $ X at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was X % for the year.

   As of August 31, 1998, the Fund had $ X billion in net assets; an expense ratio of X % ($ X per $1,000 of net assets); and net investment income amounting to X % of its average net assets. It sold and replaced securities valued at X % of its net assets.

10

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

     Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

     The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [GRAPHIC OF BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)

Automatically set up for this Fund unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT SERVICE(TM) [GRAPHIC OF BOOK]

Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [GRAPHIC OF BOOK]

Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

VANGUARD FUND EXPRESS(R) [GRAPHIC OF BOOK]

Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.

VANGUARD DIVIDEND EXPRESS(TM) [GRAPHIC OF BOOK]

Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 [GRAPHIC OF BOOK]

Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

ACCESS VANGUARD(R) www.vanguard.com [GRAPHIC OF COMPUTER]

You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-  open a new account*

-  buy, sell or exchange shares of most funds

-  change your name/address

- add/change fund options (including dividend options, Vanguard Fund Express(R), bank instructions, checkwriting, and Vanguard Automatic Exchange Service(TM))

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.

CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.

SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.

12

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.

FOR ONE OR MORE PEOPLE

Open an account in the name of one (individual) or more (joint tenants) people.

FOR HOLDING PERSONAL TRUST ASSETS [GRAPHIC OF BOOK]

Invest assets held in an existing personal trust.

FOR INDIVIDUAL RETIREMENT ACCOUNTS  [GRAPHIC OF BOOK]

Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).

FOR AN ORGANIZATION  [GRAPHIC OF BOOK]

Open an account as a corporation, partnership, endowment, foundation, or other entity.

FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS

Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.

VANGUARD PROTOTYPE PLANS

Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard or its appointed agent receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.

MINIMUM INVESTMENT TO . . .

open a new account
$3,000 (regular account); $1,000 (Traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.

A NOTE ON LOW BALANCES

The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.

BY MAIL TO . . . [GRAPHIC OF ENVELOPE]

open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-81

All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE TO . . .  [TELEPHONE GRAPHIC]

open a new account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type).

add to an existing account

Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer I.D., and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]

Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard International Growth Fund--81
[Account number, or temporary number for a new account]
[Registered account owner]
[Registered address]

   You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

   Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.

A NOTE ON LARGE PURCHASES

It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.

14

REDEEMING SHARES

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.

  We reserve the right to refuse a telephone redemption if the caller is unable to provide:

  [CHECKBOX] The ten-digit account number.

  [CHECKBOX] The name and address exactly as registered on the account.

  [CHECKBOX] The primary Social Security or employer identification number as registered on the account.

  Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

HOW TO SELL SHARES

You can withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. Proceeds of wire redemptions are sent to your bank one business day after Vanguard or its appointed agent receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

  Good order means that the request includes:

  [CHECKBOX] Fund name and account number.

  [CHECKBOX] Amount of the transaction (in dollars or shares).

  [CHECKBOX] Signatures of all owners exactly as registered on the account.

  [CHECKBOX] Signature guarantees (if required).

  [CHECKBOX] Any supporting legal documentation that may be required.

  [CHECKBOX] Any certificates you are holding for the account.

   Sale or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone with a confirmation number assigned.

NOTE: Some written requests (such as those requesting that redemptions be paid to a different payee or address than that of the account owner) require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus.

SELLING OR EXCHANGING SHARES BY MAIL  [GRAPHIC OF ENVELOPE]

All Account Types Except Retirement:

Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners.

15


Vanguard Retirement Accounts:

For information on how to request distributions from:

-  Traditional IRAs and Roth IRAs--call Client Services.

- SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

SELLING OR EXCHANGING SHARES BY TELEPHONE [TELEPHONE GRAPHIC]

All Account Types Except Retirement:
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:

You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

SELLING OR EXCHANGING SHARES ONLINE

ACCESS VANGUARD www.vanguard.com [COMPUTER GRAPHIC]

You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

   NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. If you sell shares of these funds online, you will receive a redemption check at your address of record. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts.

A NOTE ON LARGE REDEMPTIONS

It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.

   If a shareholder redeems more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, the shareholder may incur brokerage commissions if the shareholder elects to sell the securities for cash.

16

TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.

   To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT

Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO SUMMARY [Book Graphic]

Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS

Mailed in October and April for this Fund.

TAX STATEMENTS

Generally mailed in January; report previous year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST REVIEW STATEMENT

Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK
The possibility that an American's foreign investment will lose money because of unfavorable exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of your own money you put into an investment.

SECURITIES
Stocks, bonds, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [VANGUARD GROUP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard International Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB
www.vanguard.com

E-MAIL:
online@vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739(CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-1027

(c) 1998 Vanguard Marketing Corporation, Distributor.
All rights reserved.

PO81N-12/29/1998

VANGUARD
INTERNATIONAL
GROWTH FUND

Participant Prospectus
December 29, 1998


This prospectus contains financial data for the Fund through the fiscal year ended August 31, 1998.

[SHIP GRAPHIC]

[THE VANGUARD GROUP LOGO]

VANGUARD INTERNATIONAL GROWTH FUND

An International Stock Mutual Fund




                                    CONTENTS


   1     FUND PROFILE

   2     ADDITIONAL INFORMATION

   3     A WORD ABOUT RISK

   3     WHO SHOULD INVEST

   3     PRIMARY INVESTMENT STRATEGIES

   6     THE FUND AND VANGUARD

   7     INVESTMENT ADVISER

   7     YEAR 2000 CHALLENGE

   8     DIVIDENDS, CAPITAL GAINS, AND TAXES

   8     SHARE PRICE

   9     FINANCIAL HIGHLIGHTS

   10    INVESTING WITH VANGUARD

   10    ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard International Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard International Growth Fund.

INVESTMENT OBJECTIVE
The Fund is an international stock fund that seeks to provide long-term capital growth.

INVESTMENT STRATEGIES
The Fund invests in the stocks of seasoned companies located outside the United States. In selecting stocks, the Fund evaluates foreign markets around the world, choosing companies in those markets with above-average growth potential.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN EXTENDED PERIODS. In addition to facing the same risks as U.S. stock funds, the Fund is subject to the risks associated with foreign investing. Among these are country risk (the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters) and currency risk (the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies).

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risks of investing in Vanguard International Growth Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare to those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                              ANNUAL TOTAL RETURNS








    [Include Fund's year-to-date return information as of the end of the most recent quarter.]

   During the period shown in the bar chart, the highest return for a calendar quarter was -% (quarter ending _____________ ) and the lowest return for a quarter was - -% (quarter ending _____________ ).

         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1997

                                                         1 YEAR     5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
Vanguard International Growth Fund                         - %         - %         - %
MSCI EAFE Index*                                           -           -           -
----------------------------------------------------------------------------------------

*Morgan Stanley Capital International Europe, Australasia, Far East Index.

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Growth Fund's expense ratio in fiscal year 1998 was -%, or $- per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 1998 of -%, or $- per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.


FEES AND EXPENSES
The following tables describe the fees and expenses you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                                           None
     Sales Charge (Load) Imposed on Reinvested Dividends:                                None
     Redemption Fees:                                                                    None
     Exchange Fees:                                                                      None

   The expenses shown in the table are based upon those incurred in the fiscal year ended August 31, 1998.

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
     Management and Administrative Expenses:                                              - %
     Investment Advisory Expenses:                                                        - %
     12b-1 Distribution Fees:                                                            None
     Other Expenses (Marketing, Taxes, Auditing, etc.):                                   - %
                                    TOTAL OPERATING EXPENSES (EXPENSE RATIO):             - %

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

         1 YEAR        3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------
           $ -           $ -          $ -           $ -
----------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Paid annually in December

INVESTMENT ADVISER
Schroder Capital Management International, London, England, since 1981

INCEPTION DATE
September 30, 1981

NET ASSETS AS OF AUGUST 31, 1998
$- billion

NEWSPAPER ABBREVIATION
IntlGr

VANGUARD FUND NUMBER
081

CUSIP NUMBER
921910204

TICKER SYMBOL
VWIGX

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.




A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard International Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
- You wish to add an international stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.
- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.
-  You are seeking growth of capital over the long term -- at least five years.
-  You are not looking for current income.
-  You characterize your investment temperament as "relatively aggressive."

   THE VANGUARD FUNDS DO NOT PERMIT MARKET TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

   The Fund has adopted the following policies, among others, to discourage short-term trading:
- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
- There is a limit to the number of times you can exchange into or out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
-  The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains how the investment adviser implements the Fund's strategy to achieve the objective of long-term growth in capital. It also explains several important risks -- market risk, currency risk, country risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and in the interest of shareholders may change the investment strategies.

                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who prefer a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

MARKET EXPOSURE
The Fund's primary strategy is to invest in the stocks of non-U.S. companies with above-average potential for growth. About two-thirds of the Fund's assets are invested in long-term growth stocks; the remaining third may be invested in companies that pursue shorter-term opportunities.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

        IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

                INTERNATIONAL STOCK MARKET RETURNS (1969 - 1997)

                     1 YEAR    5 YEARS       10 YEARS     20 YEARS
--------------------------------------------------------------------
Best                   -          -             -            -
Worst                  -          -             -            -
Average                -          -             -            -
--------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1997. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of -%, compared to -% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Index) during the same time frame. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

   Keep in mind, too, that because Vanguard International Growth Fund's holdings are not identical to the MSCI EAFE Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY THAT A STRONGER U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST ANOTHER COUNTRY'S CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A WEAKER U.S. DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

SECURITY SELECTION
Schroder Capital Management International ("Schroder"), adviser to the Fund, believes that the two most important factors in managing the investments of an international stock fund are country selection and stock selection. Schroder continually evaluates financial markets around the world -- including Japan, the United Kingdom, the Netherlands, Germany, France, Switzerland, Sweden, Australia, Hong Kong, Singapore, Malaysia, and Italy -- and identifies those countries with, in the adviser's opinion, the most favorable business climates.

[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   Once an attractive market has been identified, Schroder analyzes the companies there and ranks them according to their potential for above-average earnings growth. Schroder considers on-site evaluations a vital part of the security selection process, and members of its team therefore visit more than 6,000 companies in more than 20 countries each year. The companies chosen by Schroder reflect a wide variety of countries and industries.

   The Fund is run by Schroder according to traditional methods of active investment management, which means securities are bought and sold according to Schroder's judgments about companies and their financial prospects, and about foreign stock markets and economies in general.

   The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all international stock funds is approximately -%.


TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past five years has been about -%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may follow a number of investment policies to achieve its objective.

   The Fund may enter into forward foreign currency contracts, which help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the fund's securities from falling in value during foreign market downswings. Schroder will use these contracts to eliminate some of the uncertainty of foreign exchange rates.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures and options can sometimes be substantial -- in part because a relatively small price movement in a contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than - investment companies with more than - distinct investment portfolios holding assets worth more than $X billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Schroder Capital Management International ("Schroder") is part of a worldwide group of banks and financial services companies known as The Schroder Group. As of August 31, 1998, the Group managed more than $150 billion in assets. The manager responsible for overseeing Schroder's strategy for Vanguard International Growth Fund is:
   RICHARD FOULKES, Executive Vice President and Deputy Chairman of Schroder; with Schroder since 1968; educated at the Sorbonne, France; M.A., Cambridge University, England.

INVESTMENT ADVISER

The Fund employs Schroder Capital Management International ("Schroder"), 31 Gresham Street, London, England EC2V 7QA, as its investment adviser. Schroder manages the Fund subject to the control of the Trustees and officers of the Fund.

   Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates multiplied by the Fund's average month-end assets for each quarter.

   For the year ended August 31, 1998, the investment advisory fee paid to Schroder was $ - million, which represented an effective annual rate of - % of the Fund's average net assets.

   In addition, Schroder's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared to the cumulative total return of the MSCI EAFE Index over the same period. This index is a widely-used barometer of European and Pacific stock market activity.

   The Fund has authorized Schroder to choose brokers or dealers to handle the purchase and sale of securities, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, Schroder may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Schroder is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Schroder or the Fund. Also, the Fund may direct Schroder to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Schroder will not pay higher commissions specifically for the purpose of obtaining research services.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Schroder or as an additional adviser. However, no such change would be made before giving shareholders notice in writing.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to implement quickly alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of its holdings. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

   Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                               TOTAL ASSETS   -   LIABILITIES
      NET ASSET VALUE    = --------------------------------------
                                NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is INTLGR.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $17.86 per share. During the year, the Fund earned $ - per share from investment income (interest and dividends) and $ - per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Of those total earnings of $ - per share, $ - per share was returned to shareholders in the form of dividend and capital gains distributions.

   The earnings ($ - per share) minus the distributions ($ - per share) resulted in a share price of $ - at the end of the year. This was an increase of $ - per share (from $17.86 at the beginning of the year to $ - at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was - % for the year.

   As of August 31, 1998, the Fund had $ - billion in net assets; an expense ratio of - % ($ - per $1,000 of net assets); and net investment income amounting to - % of its average net assets. It sold and replaced securities valued at - % of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                                INTERNATIONAL GROWTH FUND
                                                                   YEAR ENDED AUGUST 31,
                                                 1998        1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                 -        $16.13       $14.70       $14.36       $12.02
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            -           .19          .19          .20          .14
  Net Realized and Unrealized Gain (Loss)
   on Investments                                  -          2.28         1.65          .32         2.31
   Total from Investment Operations                -          2.47         1.84          .52         2.45
DISTRIBUTIONS
  Dividends from Net Investment Income             -          (.19)        (.20)        (.18)        (.11)
  Distributions from Realized Capital Gains        -          (.55)        (.21)           -            -
   Total Distributions                             -          (.74)        (.41)        (.18)        (.11)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                       -        $17.86       $16.13       $14.70       $14.36
===========================================================================================================
TOTAL RETURN                                       -         15.84%       12.72%        3.76%       20.44%
===========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)               -        $7,089       $4,997       $3,354       $2,989
  Ratio of Total Expenses to
   Average Net Assets                              -          0.57%        0.56%        0.59%        0.46%
  Ratio of Net Investment Income to
   Average Net Assets                              -          1.26%        1.35%        1.53%        1.37%
  Turnover Rate                                    -            22%          22%          31%          28%
-----------------------------------------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

  Before making an exchange to another Vanguard fund available in your plan, consider the following:

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

SECURITIES

Stocks, bonds, and other investment vehicles.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP SHIP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION

If you'd like more information about Vanguard International Growth Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900
TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB
WWW.VANGUARD.COM

E-MAIL:
ONLINE@VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-1027

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

I081N - 12/29/1998

                                     PART B


                              VANGUARD WORLD FUND


                                 (THE "TRUST")


                      STATEMENT OF ADDITIONAL INFORMATION


                               DECEMBER 29, 1998



     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated December 29, 1998). To obtain the Prospectuses please call:


                        INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Description of the Trust....................................   B-1
Investment Policies.........................................   B-3
Yield and Total Return......................................   B-8
Share Price.................................................   B-8
Purchase of Shares..........................................   B-9
Redemption of Shares........................................   B-9
Dividends, Capital Gains and Taxes..........................  B-10
Fundamental Investment Limitations..........................  B-10
Management of the Trust.....................................  B-12
Investment Advisory Services................................  B-15
Portfolio Transactions......................................  B-18
Financial Statements........................................  B-19
Performance Measures........................................  B-19



                            DESCRIPTION OF THE TRUST



ORGANIZATION



     The Trust was organized as Ivest Fund, a Massachusetts corporation, in 1959 before becoming a Maryland corporation in 1973, and was reorganized as a Delaware business trust in June 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard World Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. It currently offers the following fund and classes of shares:



     Vanguard U.S. Growth Fund


     Vanguard International Growth Fund



The Funds have the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.



SERVICE PROVIDERS



     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (for the U.S. Growth Fund), and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245 (for the International Growth Fund), serve as the custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records.

     INDEPENDENT PUBLIC ACCOUNTANT. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent public accountant. The accountant audits the Trust's financial statements and provides other related services.



CHARACTERISTICS OF THE TRUST'S SHARES



     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its series. The Trust or any of its series may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected series. Unless terminated by reorganization or liquidation, the Trust and its series will continue indefinitely.



     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.



     DIVIDEND RIGHTS. The shareholders of a series are entitled to receive any dividends or other distributions declared for such series. No shares have priority or preference over any other shares of the same series with respect to distributions. Distributions will be made from the assets of a series, and will be paid ratably to all shareholders of the series (or class) according to the number of shares of such series (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same series based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or series; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the series of shares affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.



     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable series of the Trust.



     PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Trust.



     CONVERSION RIGHTS. There are no conversion rights associated with the Trust.



     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.



     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.



     CALLS OR ASSESSMENT.  The Trust's shares are fully paid and non-assessable.



TAX STATUS OF THE TRUST



     Each series of the Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a series will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each series of the Trust must comply with certain requirements. If a series fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the series could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.



                              INVESTMENT POLICIES



     The following policies supplement the Trust's investment policies set forth in the Prospectus for each of the Trust's Funds.



     FUTURES CONTRACTS AND OPTIONS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for the following reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.



     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.



     Regulations of the CFTC applicable to the Trust require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by each Fund upon sale of open futures contracts.



     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of a Fund's income to fluctuations in the market value of the underlying securities, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.



     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. Each Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, each Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.



     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.



     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of each Fund are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. Each Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.



     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and experience a decline in the value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Except for transactions each Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by each Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.



     In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.



     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.



     FOREIGN INVESTMENTS. Vanguard International Growth Fund seeks to diversify its assets among various foreign stock markets and, with respect to 65% of its gross assets, will invest in the securities of at least three different countries. Vanguard U.S. Growth Fund may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.



     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard International Growth Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.



     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard International Growth Fund may make or enter into will be subject to the special currency rules described above.



     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.



     Although the Funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.



     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Funds. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since each Fund seeks long-term capital appreciation and any income should be considered incidental.



     TURNOVER RATE. While the turnover rate is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Fund will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities held by a Fund are replaced within a period of one year. The portfolio turnover rate for each Fund for each of the fiscal years presented is set forth under "Financial Highlights," in each Fund's Prospectus.



     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.



     Each Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.



     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information on the security's issuer.



     REPURCHASE AGREEMENTS. Each Fund along with other members of the Vanguard Group may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trust's Board of Trustees monitors repurchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement.



     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the 1 United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.



     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.



     VANGUARD INTERFUND LENDING PROGRAM. The SEC has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.


                             YIELD AND TOTAL RETURN


     The yield of Vanguard U.S. Growth Fund for the 30-day period ended August 31, 1998, was --%.



     The average annual total return of each Fund of the Trust for certain periods ended August 31, 1998, is set forth below:



                                      1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED
                                       8/31/1998        8/31/1998        8/31/1998
                                      ------------    -------------    --------------
Vanguard U.S. Growth Fund...........     +   --%         +   --%           +   --%
Vanguard International Growth
  Fund..............................     +   --%         +   --%           +   --%


     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                                  SHARE PRICE



     Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of each Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time on each day the exchange is open for trading.



     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.



     Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time each Fund is valued. If events which materially affect the value of each Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.



     In determining each Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.



     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.


                               PURCHASE OF SHARES


     The purchase price of shares of the Trust is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.



     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Trust's shares.


TRADING SHARES THROUGH CHARLES SCHWAB


     Each Fund has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf subject to those terms and conditions. Under this arrangement, the Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with each Fund's instructions. Customer orders that are properly transmitted to each Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:



     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.


                              REDEMPTION OF SHARES


     The Trust may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.



     No charge is made by a Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.



     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     SIGNATURE GUARANTEES. To protect your account, the Funds and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Funds to verify the identity of a person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s); and
(2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Funds in certain instances.


     Signature guarantees can be obtained from a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                       DIVIDENDS, CAPITAL GAINS AND TAXES


     The Funds' policy is to distribute annually substantially all of its net investment income from each Fund, if any, together with any net realized capital gains, after the close of the Funds' fiscal year. Any dividend or capital gains distribution paid shortly after the purchase of shares by an investor may have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.



     Unless the shareholder elects otherwise, dividends and capital gain distributions are paid in additional shares which are credited to the shareholder's account. Any dividend and distribution election will remain in effect until the Funds' Transfer Agent is notified by the shareholder in writing or by calling Customer Service to change the election at least three days prior to the record date. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.



                       FUNDAMENTAL INVESTMENT LIMITATIONS



     Each Fund of the Trust is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected a fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the fund's net asset value, so long as shares representing more than 50% of the series' net assets value are present or represented by proxy; or (ii) more than 50% of the fund's net asset value.



     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.



     COMMODITIES. Each Fund may not invest in commodities, except that each Fund may invest in stock futures contracts, stock options, and options on stock futures contracts and, in the case of the International Growth Fund, foreign currency futures contracts and options. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.



     DIVERSIFICATION. With respect to 75% of its total assets, each Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer, or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.



     ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.



     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.



     INVESTING FOR CONTROL. Each Fund may not invest in a company for the purpose of controlling its management.



     INVESTMENT COMPANIES. Each Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.



     LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.



     MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.



     PLEDGING ASSETS. Each Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.



     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.



     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.



     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.



     None of these limitations prevents the Trust from participating in The Vanguard Group ("Vanguard"). As a member of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See -- for more information.



     The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS



     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund of the Trust and choose its Officers. The following is a list of the Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of each Fund of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 35 investment companies administered by Vanguard (34 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.



JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*


Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).



JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee *


Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.



BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee


Director of The Great Atlantic and Pacific Tea Co. (Retail Stores), IKON Office Solutions, Inc. (Office Products), Raytheon Co. (Defense/Electronics), Knight-Ridder, Inc. (Publishing), Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.



JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee


Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.



BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee


President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.



BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee


Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.



ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee


Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).



JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee


President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy).



JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee


Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee


Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.



RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary *


Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.



THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer *


Principal of The Vanguard Group, Inc.; Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.



KAREN E. WEST, (DOB: 9/13/1946) Controller *


Principal of The Vanguard Group, Inc.; Controller of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------

*Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP


     The Trust is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in the Vanguard Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts.



     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Trusts' expenses, Vanguard also provides certain administrative services to other organizations.



     The Trust's Officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.



     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.



     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At August 31, 1998, the Trust had contributed capital of $-- to Vanguard, representing --% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the fiscal year ended August 31, 1998, the Trust's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $--.



     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trusts. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.



     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Vanguard Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended August 31, 1998, the Trust paid approximately $-- of the Vanguard Group's distribution and marketing expenses, which represented an effective annual rate of --% of 1% of the Trust's average net assets.



     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds utilizing these services.



TRUSTEE COMPENSATION



     The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.



     INDEPENDENT TRUSTEES.  The Trusts compensate their independent
Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:



     - The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.



     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.



     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.



     "INTERESTED" TRUSTEES. The Trusts' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.



     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended August 31, 1998.



                          TRUSTEES COMPENSATION TABLE



                               AGGREGATE     PENSION OR RETIREMENT       ESTIMATED         TOTAL COMPENSATION
                              COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
      NAME OF TRUSTEES         FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(1)
      ----------------        ------------   ----------------------   ---------------   ------------------------
John C. Bogle...............         --                 --                     --                    --
John J. Brennan.............         --                 --                     --                    --
Barbara Barnes
  Hauptfuhrer...............     $3,990               $540                $15,000               $75,000
JoAnn Heffernan Heisen......     $  665               $235                $15,000               $12,500
Robert E. Cawthorn(2).......     $2,992               $360                $ 6,000               $56,250
Bruce K. MacLaury...........     $4,175               $402                $12,000               $70,000
Burton G. Malkiel...........     $4,017               $388                $15,000               $75,000
Alfred M. Rankin, Jr. ......     $3,990               $284                $15,000               $75,000
John C. Sawhill.............     $3,990               $360                $15,000               $75,000
James O. Welch, Jr. ........     $3,990               $415                $15,000               $75,000
J. Lawrence Wilson..........     $3,990               $300                $15,000               $75,000



(1) The amounts reported in this column reflect the total compensation paid to each Trustee for his or her service as Trustee of 35 Vanguard Trusts (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).



(2) Mr. Cawthorn has retired from the Trust's Board, effective May 31, 1998.


                          INVESTMENT ADVISORY SERVICES


VANGUARD U.S. GROWTH FUND INVESTMENT ADVISORY AGREEMENT



     The Trust entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln), under which Lincoln manages the investment and reinvestment of the assets included in Vanguard's U.S. Growth Fund and continuously reviews, supervises and administers the Fund. Lincoln will invest or reinvest such assets primarily in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Trustees of the Trust. Under this agreement the Trust pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:



                     NET ASSETS                        RATE
                     ----------                        ----
First $25 million....................................  .40%
Next $125 million....................................  .35%
Next $350 million....................................  .25%
Next $500 million....................................  .20%
Next $1.5 billion....................................  .15%
Next $12.5 billion...................................  .10%
Over $15 billion.....................................  .08%



     For the fiscal years ended August 31, 1996, 1997, and 1998, the Trust paid advisory fees of $6,139,000, $8,475,000, and $-- respectively, to Lincoln.


DESCRIPTION OF LINCOLN


     Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; Ray B. Zemon, Executive Vice President; David M. Fowler, Executive Vice President; Richard W. Knee, Executive Vice President; and Jay H. Freedman, Executive Vice President.

     Because Lincoln provides only investment advisory services to the Trust and has no control over the Trust's expenses, Lincoln has not undertaken to guarantee expenses of the Trust. The Officers of the Trust have worked out alternative arrangements with the state authorities which do not require an expense guarantee.



     The agreement with Lincoln is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Trust's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Trustees of the Fund on sixty (60) days' written notice to Lincoln, or (2) by Lincoln upon ninety (90) days' written notice to the Trust.



     The Trustees may make any of these changes without the approval of shareholders, however, any such change will be communicated to shareholders in writing.



VANGUARD INTERNATIONAL GROWTH FUND INVESTMENT ADVISORY AGREEMENT



     The Trust has entered into an investment advisory agreement with Schroder Capital Management Inc. ("Schroder Capital") under which Schroder Capital, through its Schroder Capital Management International, London, England branch, supervises and administers Vanguard International Growth Fund's investment program. In this regard, it is the responsibility of Schroder Capital to make decisions relating to the Fund's investment in foreign securities and to place the Fund's purchase and sale orders for such securities. Schroder Capital will invest or reinvest the assets of the Fund only in foreign (non-U.S.) securities. Schroder Capital discharges its responsibilities subject to the control of the Officers and Trustees of the Trust.



     As compensation for the services rendered by Schroder Capital under the agreement, the Trust pays Schroder Capital a Basic Fee at the end of each fiscal quarter calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Fund for the quarter:


                     NET ASSETS                       RATE
                     ----------                       ----
First $50 million...................................  .350%
Next $950 million...................................  .175%
Over $1 billion.....................................  .125%


     The Basic Fee, as provided above, shall be increased or decreased by applying an adjustment formula based on the investment performance of Vanguard International Growth Fund relative to that of the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index as follows:



     (a) On assets of the Fund of $1 billion or less:


         THREE-YEAR PERFORMANCE
         DIFFERENTIAL VS. MSCI            ANNUAL INCENTIVE (+)/
               EAFE INDEX                 PENALTY (-) FEE RATE
         ----------------------           ---------------------
+12% or above...........................        +0.0750%
Between +6% and +12%....................        +0.0375%
Between +6% and -6%.....................             -0-
Between -6% and -12%....................        -0.0375%
-12% or below...........................        -0.0750%

     (b) On assets of the Fund of more than $1 billion:


         THREE-YEAR PERFORMANCE
         DIFFERENTIAL VS. MSCI            ANNUAL INCENTIVE (+)/
               EAFE INDEX                 PENALTY (-) FEE RATE
         ----------------------           ---------------------
+12% or above...........................        +0.0500%
Between +6% and +12%....................        +0.0250%
Between +6% and -6%.....................             -0-
Between -6% and -12%....................        -0.0250%
-12% or below...........................        -0.0500%


     The incentive/penalty fee adjustment for assets in excess of $1 billion was not fully operable until the quarter ended February 29, 1996, and, until that date, was calculated according to certain transition rules. From April 1, 1993 through November 30, 1993, the incentive/penalty fee on assets in excess of $1 billion was not operable. For quarters ending after this period, the incentive/penalty fee adjustment on assets in excess of $1 billion has been computed based on a comparison of the investment performance of the Fund and that of the MSCI EAFE Index over the number of months that have elapsed between March 1, 1993 and the end of the quarter for which the fee is computed.



     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of Vanguard International Growth Fund are averaged over the same period as the investment performance of the Fund and the investment record of the MSCI EAFE Index are computed.



     The investment performance of Vanguard International Growth Fund for such period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund accumulated to the end of such period; and
(iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes. The investment record of the MSCI EAFE Index for any period, expressed as a percentage of the MSCI EAFE Index level at the beginning of such period, shall be the sum of (i) the change in the level of the MSCI EAFE Index during such period and (ii) the value, computed consistently with the MSCI EAFE Index, of cash distributions made by companies whose securities comprise the MSCI EAFE Index accumulated to the end of such period. For this purpose cash distributions on the securities which comprise the MSCI EAFE Index shall be treated as reinvested in the MSCI EAFE Index at least as frequently as the end of each calendar quarter following the payment of the dividend. The foregoing notwithstanding, any computation of the investment performance of the Fund and the investment record of the MSCI EAFE Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.



     The Trustees believe that the MSCI EAFE Index is an appropriate standard against which the investment performance of Vanguard International Growth Fund can be measured. The MSCI EAFE Index is the only index available which covers the major international markets outside North America. The weighting of securities in the MSCI EAFE Index is based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding.



     The agreement with Schroder Capital is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Trustees of the Trust on sixty

(60) days' written notice to Schroder Capital, or (2) by Schroder Capital upon ninety (90) days' written notice to the Trust.



     During the three fiscal years ending August 31, 1996, 1997 and 1998, respectively, the Fund paid Schroder Capital the following advisory fees:



                                                            1996         1997          1998
                                                         ----------   -----------   ----------
Basic Fee..............................................  $5,892,000   $ 8,245,000       --
Increase/(Decrease) for Performance Adjustment.........   1,545,000     1,980,000       --
                                                         ----------   -----------   ----------
     Total.............................................  $7,437,000   $10,225,000       --
                                                         ==========   ===========   ==========


DESCRIPTION OF SCHRODER CAPITAL


     The Trust is managed by the London branch office of Schroder Capital Management International ("SCMI"). SCMI is a wholly-owned subsidiary of Schroders Incorporated, One State Street, New York, New York.


     Schroders PLC is the holding company parent of a large world-wide group of banks and financial service companies (referred to as "The Schroder Group") with associated companies and branch and representative offices located in seventeen countries.


     The Schroder Group specializes in providing investment management services, with Group funds under management currently in excess of $195 billion. Schroder Capital Management International was established in London in 1979 to manage international portfolios for U.S. institutions.


                             PORTFOLIO TRANSACTIONS


     The investment advisory agreements with Lincoln and Schroder Capital authorize the investment advisers (with the approval of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Trust and direct each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for each Fund of the Trust. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.



     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research statistical information, and provide other services in addition to execution services to the Funds and/or the investment advisers. Each investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.



     Currently, it is the Trust's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions than otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of a Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment advisers and/or the Funds. However, each investment adviser has informed the Trust that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     The Trust's Board of Trustees has authorized Schroder Capital to utilize Schroders Asia Limited, an affiliated company 75% owned by the Schroder Group, in the capacity of broker in connection with the execution of Vanguard International Growth Fund transactions in Hong Kong securities; provided, however, that Schroder Capital believes that doing so will result in an economic advantage (in the form of lower execution costs or otherwise) being obtained for the Fund. This authorization was made in accordance with Section 17(e) of the Investment Company Act of 1940 and Rule 17e-1 which require the Trust's non-interested Trustees to approve the procedures under which such brokerage allocation is to be made and to monitor such allocations on a continuing basis. Except with respect to tender offers, it is not expected that any portion of the commissions, fees, brokerage, or similar payments received by Schroders Asia Limited in such transactions will be recaptured by the Fund. The Trustees have reviewed and intend to continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for the Fund to seek to take advantage of them.



     During the fiscal years ending August 31, 1996, 1997 and 1998, the Funds paid $10,614,940, $11,987,643, and $16,859,070 in brokerage commissions, respectively.



     Some securities considered for investment by the Funds may also be appropriate for other Vanguard funds or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of the Funds and one or more of these other Trusts or clients served by the investment advisers are considered at or about the same time, transactions in such securities will be allocated among the Funds and the several Trusts and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Trust's Board of Trustees.



                              FINANCIAL STATEMENTS



     The Financial Statements of Vanguard U.S. Growth Fund and Vanguard International Growth Fund for the year ended August 31, 1998, including the financial highlights for each of the five years in the period ended August 31, 1998, appearing in the Funds' respective 1998 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in and are enclosed with this Statement of Additional Information.


                              PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group, including Vanguard World Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

     STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.


     STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.



     STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


     RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

     RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

     RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

     LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

     BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

     STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa - or better. The Index has a market value of over $4 trillion.

     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


     LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.


     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                                     PART C


                              VANGUARD WORLD FUND


                               OTHER INFORMATION


ITEM 23. EXHIBITS



EXHIBIT                           DESCRIPTION
-------                           -----------
(a)       Declaration of Trust*
(b)       By-Laws*
(c)       Not Applicable
(d)       Investment Advisory Contracts+
(e)       Not Applicable
(f)       Reference is made to the section entitled "Management of the
          Trust" in the Registrant's Statement of Additional
          Information.
(g)       Custodian Agreement*
(h)       Amended and Restated Funds' Service Agreement*
(i)       Legal Opinion*
(j)       Consent of Independent Accountants+
(k)       Not Applicable
(l)       Not Applicable
(m)       Not Applicable
(n)       Financial Data Schedule+
(o)       Not Applicable


---------------

* Filed Previously



+ Filed Herewith



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND



     Registrant is not controlled by or under common control with any person.



ITEM 25. INDEMNIFICATION



     The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.



ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER



     Lincoln Capital Management Company ("Lincoln"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Lincoln, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Lincoln pursuant to the Advisers Act (SEC File No. 801-11417).



     Schroder Capital Management International, Inc. ("Schroder Capital"), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Schroder Capital, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder Capital pursuant to the Advisers Act (SEC File No. 801-15834).



ITEM 27. PRINCIPAL UNDERWRITERS



     (a) Not Applicable


     (b) Not Applicable


     (c) Not Applicable



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS



     All accounts, books and other documents required to be maintained by
Section 31(a)of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's custodians, State Street Bank and Trust Company, Boston, Massachusetts and Morgan Guaranty Trust Company, New York, New York.



ITEM 29. MANAGEMENT SERVICES



     Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, Registrant is not a party to any management-related service contract.



ITEM 30.  UNDERTAKINGS



     Not Applicable

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THE 30TH DAY OF OCTOBER, 1998.



                                          VANGUARD WORLD FUND


                                          BY:             (signature)

                                            ------------------------------------

                                                        (HEIDI STAM)

                                                     JOHN J. BRENNAN*,

                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:


                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----

                   BY: (signature)                     John C. Bogle*, Senior Chairman  October 30, 1998
  -------------------------------------------------    of the Board and Trustee
                    (HEIDI STAM)

                   BY: (signature)                     John J. Brennan*, Chairman,      October 30, 1998
  -------------------------------------------------    Chief Executive Officer
                    (HEIDI STAM)                       and Trustee

                   BY: (signature)                     Barbara B. Hauptfuhrer*,         October 30, 1998
  -------------------------------------------------    Trustee
                    (HEIDI STAM)

                   BY: (signature)                     JoAnn Heffernan Heisen*,         October 30, 1998
  -------------------------------------------------    Trustee
                    (HEIDI STAM)

                   BY: (signature)                     Burton G. Malkiel*, Trustee      October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     Bruce K. MacLaury*, Trustee      October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     Alfred M. Rankin, Jr.*, Trustee  October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     John C. Sawhill*, Trustee        October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     James O. Welch, Jr.*, Trustee    October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     J. Lawrence Wilson*, Trustee     October 30, 1998
  -------------------------------------------------
                    (HEIDI STAM)

                   BY: (signature)                     Thomas J. Higgins*, Treasurer    October 30, 1998
  -------------------------------------------------    and Principal Financial Officer
                    (HEIDI STAM)                       and Accounting Officer


---------------

* By Power of Attorney. See File Number --. --. Incorporated by Reference.

                                 EXHIBIT INDEX


INVESTMENT ADVISORY AGREEMENT ADDENDUM......................  EX-99.BD
FINANCIAL DATA SCHEDULE.....................................  EX-99.BN